================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as Permitted by
[X]  Definitive Proxy Statement              Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              PROSOFTTRAINING.COM
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

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Notes:

                              ProsoftTraining.com
                         3001 Bee Caves Rd., Suite 300
                              Austin, Texas 78746

                               ----------------

                   Notice of Annual Meeting of Stockholders

                               ----------------

TO OUR STOCKHOLDERS:

   The Annual Meeting of Stockholders of ProsoftTraining.com (the "Company") will be held at the Company's headquarters, located at 3001 Bee Caves Road, Suite 300, Austin, Texas, on Tuesday, November 28, 2000, at 2:00 p.m. local time, for the following purposes:

     1. To elect two Class I directors to hold office for a three year term.

     2. To consider and vote upon a proposal to approve the Company's Employee Stock Purchase Plan;

     3. To consider and vote upon a proposal to approve the Company's 2000 Stock Incentive Plan;

     4. To consider and vote upon a proposal to approve an amendment to the Company's Amended and Restated Articles of Incorporation to increase the total authorized shares of Common Stock of the Company from 50,000,000 to 75,000,000;

     5. To ratify the appointment of our independent auditors for fiscal year 2001; and

     6. To transact such other business as may properly come before the meeting or any adjournment thereof.

   Only stockholders of record on the books of the Company at the close of business on October 6, 2000 will be entitled to notice of, and to vote at, the Annual Meeting.

   All stockholders are cordially invited to attend the Annual Meeting. A majority of the outstanding shares must be represented at the meeting in order to transact business. Consequently, if you are unable to attend in person, please execute the enclosed proxy and return it in the enclosed addressed envelope. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxies. If you return your proxy, you may nevertheless attend the meeting and vote your shares in person, if you wish.

                                        By Order of the Board of Directors,

                                        ProsoftTraining.com

                                        /s/ JERRELL M. BAIRD

                                        Jerrell M. Baird
                                        Chairman of the Board

Austin, Texas
October 16, 2000

                              ProsoftTraining.com
                         3001 Bee Caves Rd., Suite 300
                              Austin, Texas 78746

                               ----------------

                         ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held November 28, 2000

                               ----------------

                                PROXY STATEMENT

                            SOLICITATION OF PROXIES

   The accompanying proxy is solicited by the Board of Directors of ProsoftTraining.com (the "Company") for use at the Company's Annual Meeting of Stockholders to be held at the Company's headquarters, located at 3001 Bee Caves Road, Suite 300, Austin, Texas, on Tuesday, November 28, 2000, at 2:00 p.m. local time, and any and all adjournments or postponements thereof. All shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified therein. If the manner of voting is not specified in an executed proxy received by the Company, the proxy holders will vote FOR the election of the nominees for election to the Board of Directors listed in the proxy, FOR approval of the Employee Stock Purchase Plan, FOR approval of the 2000 Stock Incentive Plan, FOR approval of an amendment to the Company's Amended and Restated Articles of Incorporation to increase the total authorized shares of Common Stock of the Company from 50,000,000 to 75,000,000, FOR the ratification of the selection of Grant Thornton LLP as independent auditors of the Company and, as to any other business which may properly come before the meeting, in accordance with their best judgment. Any stockholder has the power to revoke his or her proxy at any time before it is voted. A proxy may be revoked by delivering a written notice of revocation to the Secretary of the Company, by presenting at the meeting a later-dated proxy executed by the person who executed the prior proxy, or by attendance at the meeting and voting in person by the person who executed the prior proxy. This Proxy Statement and form of Proxy are being mailed to the Company's stockholders on or about October 16, 2000.

   The Bylaws of the Company provide that the holders of a majority of the shares of stock of the Company issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum and that, except as otherwise provided by statute, the Articles of Incorporation of the Company or the Bylaws, all other matters coming before the Annual Meeting shall be decided by the vote of the holders of a majority of the stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereat. Votes cast at the Annual Meeting will be tabulated by the persons appointed by the Company to act as inspectors of election for the Annual Meeting. The inspectors of election will treat shares of voting stock represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the inspectors of election will treat shares of voting stock represented by "broker non-votes" (i.e., shares of voting stock held in record name by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the recordholder has indicated on the proxy card or has executed a proxy and otherwise notified the Company that it does not have authority to vote such shares on that matter) as present for purposes of determining a quorum. Directors will be elected by a favorable vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Accordingly, abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes. Proposals 2, 3 and 5 require the approval of a majority of the shares of Common Stock present and entitled to vote at the Annual Meeting. Therefore, abstentions as to these proposals will have the same effect as votes against such proposals. Broker non-votes as to these proposals, however, will be deemed shares not entitled to vote on such proposals, and will not be counted as votes for or against such proposals, and will not be included in calculating the number of votes necessary for approval of such proposals. Proposal 4 requires the approval of a majority of the outstanding shares and therefore abstentions and broker non-votes will have the same effect as votes against such proposal.

   The cost of soliciting proxies will be borne by the Company. The solicitation will be by mail. Expenses will include reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the meeting to beneficial owners of the Company's Common Stock. Further solicitation of proxies may be made by telephone or oral communication with some stockholders by the Company's regular associates who will not receive additional compensation for the solicitation. The Company has no plans to hire special associates or paid solicitors to assist in obtaining proxies.

Outstanding Shares and Voting Rights

   Holders of record of the 22,707,587 shares of the Company's Common Stock outstanding at the close of business on October 6, 2000 will be entitled to notice of and to vote at the meeting or any adjournment or postponement thereof. On each matter to be considered at the Annual Meeting, stockholders will be entitled to cast one vote for each share held of record on October 6, 2000.

            PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT

   The following table and the notes thereto set forth certain information regarding the beneficial ownership of the Company's Common Stock as of September 1, 2000, by (i) each current director and nominee for director of the Company; (ii) each of the executive officers named in the Summary Compensation Table herein; (iii) all present executive officers and directors of the Company as a group; and (iv) each person known to the Company to own beneficially more than five percent of the presently outstanding Common Stock.

                                                                   Percent of
                                                      Shares of   Outstanding
                                                     Common Stock Common Stock
                                                     Beneficially Beneficially
      Name of Individual Or Identity of Group(1)        Owned        Owned
      ------------------------------------------     ------------ ------------
   Fidelity Management & Research...................  2,388,600       10.5%
    One Federal St.
    Boston, MA 02109

   Hunt Capital Growth Fund II, L.P.................  1,279,220        5.6%
    1601 Elm, Suite 4000
    Dallas, Texas 75201

   T. Rowe Price Associates.........................  1,175,000        5.2%
    100 East Pratt St.
    Baltimore, MD 21202

   Drake Personnel (New Zealand) Limited............  1,142,422        5.0%
    50 Shirley St.
    Nassau, Bahamas

   Jerrell M. Baird (2).............................    326,287        1.4%
   J. William Fuller (3)............................     31,791          *
   Richard J. Groeneweg (4).........................     10,000          *
   Robert G. Gwin...................................        --         --
   J.R. Holland, Jr. (5)............................  1,279,220        5.6%
   Jeffrey Korn (6).................................     50,000          *
   Charles McCusker (7).............................        250          *
   David I. Perl (8)................................    142,830          *
   Dr. Edward Walsh (9).............................     39,632          *
   William J. Weronick (10).........................     41,500          *
   All executive officers and directors, as a group
    (11)............................................  1,921,510        8.4%

--------
  *  Less than 1% of the outstanding shares of Common Stock

 (1) Unless otherwise indicated, the named persons possess sole voting and investment power with respect to the shares listed (except to the extent such authority is shared with spouses under applicable law). The percentages are based upon 22,696,762 shares outstanding as of September 1, 2000, except for certain parties who hold options and warrants that are presently exercisable or exercisable within 60 days of September 1, 2000 are based upon the sum of shares outstanding as of September 1, 2000 plus the number of shares subject to options and warrants that are presently exercisable or exercisable within 60 days of September 1, 2000 held by them, as indicated in the following notes.

 (2) Includes 233,333 shares subject to stock options exercisable within 60 days of September 1, 2000, and 20,000 shares subject to a stock warrant agreement.

 (3) Includes 20,641 shares subject to stock warrant agreements exercisable within 60 days of September 1, 2000.

 (4) Includes 10,000 shares subject to stock options exercisable within 60 days of September 1, 2000.

 (5) Includes 1,279,220 shares owned by Hunt Capital Growth Fund II, L.P. Mr. Holland is President and CEO of Hunt Capital Management, LLC, an affiliate of Hunt Capital Growth Fund II, L.P. Mr. Holland disclaims beneficial ownership of the shares held by Hunt Capital Growth Fund II, L.P., except to the extent of his pecuniary interest therein.

 (6) Includes 40,000 shares subject to stock options exercisable within 60 days of September 1, 2000.

 (7) Excludes 510,125 shares owned by ServiceMaster Venture Fund L.L.C. Of this amount, 250,000 shares are subject to a stock warrant agreement. Mr. McCusker is an employee of a ServiceMaster subsidiary called The ServiceMaster Company Limited Partnership.

 (8) Includes 130,830 shares subject to stock options exercisable within 60 days of September 1, 2000.

 (9) Includes 38,332 shares subject to stock options exercisable within 60 days of September 1, 2000.

(10) Includes 37,500 shares subject to stock options exercisable within 60 days of September 1, 2000.

(11) Includes 489,995 shares subject to stock options exercisable within 60 days of September 1, 2000 and 40,641 shares subject to stock warrants.

                                   PROPOSAL 1

                       ELECTION OF TWO CLASS I DIRECTORS

   The Company's Bylaws provide for a Board of Directors of not less than three nor more than twenty-five Directors, the exact number to be fixed by the Board. The Board has currently fixed that number at six, effective as of the Annual Meeting. The Board of Directors is currently divided into three classes of directors. Directors hold office for staggered terms of three years (or less if they are filling a vacancy) and until their successors are elected and qualified. One of the three classes is elected each year to succeed the directors whose terms are expiring. Class I Directors will be elected at the Annual Meeting to serve for a term expiring at the annual meeting in the year 2003. The terms for the directors in Class II expire in the year 2001. The Class III directors' terms will expire in 2002.

   Proxies solicited by the Board will be voted for the election of the nominees, unless you withhold your vote on your proxy card. The Board has no reason to believe that these nominees will be unable to serve. However, if any one of them should become unavailable, the Board may reduce the size of the Board or designate a substitute nominee. If the board designates a substitute, shares represented by the proxies will be voted for the substitute nominee.

The Board of Directors recommends that you vote FOR each of the following nominees for election as a director:

 Class I Nominees for the Terms Expiring in 2003:

   The Company's Board of Directors has proposed the following nominees for election as Class I Directors at the Annual Meeting. Each of the nominees has consented to serve a three-year term.

   Jerrell M. Baird, 44. Mr. Baird has been Chairman and Chief Executive Officer of the Company since February 1998. Mr. Baird joined the Company as Chief Operating Officer in June 1997 and became President of the Company in August 1997, a Director in December 1997 and Chairman and Chief Executive Officer in February 1998. Prior to joining the Company, Mr. Baird served as the Chief Information Officer of IBM's Consumer Product Division from 1996 to 1997. In 1992, Mr. Baird founded Baird Information Systems, an information technology outsourcing company where he served as President until 1994. From 1978 to 1992 and from 1994 to 1996, Mr. Baird served in a variety of positions at Mrs. Baird's Bakeries, a wholesale baking company, including Plant Manager, Director of Information Technology and Vice President of Marketing. Mr. Baird graduated from Washington and Lee University with a BS in Business Administration in 1978, and earned an MBA from Harvard University in 1982.

   J. William Fuller, 48. Mr. Fuller has served as a Director of the Company since December 1998. Mr. Fuller is registered as an investment advisor and owner of Fuller Capital Management LLC, a money management firm founded in 1983. Mr. Fuller has been active in venture capital and private investments banking ventures for the past 16 years. Additionally, he is a registered representative of Cambridge Investment Research, a registered broker dealer. Mr. Fuller graduated from Southern Methodist University with a BA in Philosophy in 1974.

Directors Whose Term of Office Continue

   The individuals listed below are presently serving as directors.

 Class II Terms Expire in 2001:

   Jeffrey G. Korn, 43. Mr. Korn has served as a Director of the Company since June 1997. Mr. Korn joined the Company in August 2000 as its General Counsel. Prior to joining the Company, Mr. Korn was a partner in the law firm of Kosto & Rotella, P.A. in Jacksonville, Florida, which he joined in 1983. Mr. Korn specialized in corporate law, and dispute resolution. He graduated from the State University of New York at New Paltz with a BA in Political Science in 1979, and received his JD degree from Stetson University in 1982.

   Charles McCusker, 31. Mr. McCusker has served as a Director of the Company since December 1998. Since 1997, Mr. McCusker has been responsible for investment opportunities in for-profit education and electronic commerce at ServiceMaster Venture Fund, the venture capital arm of ServiceMaster Company (NYSE: SVM). Prior to that, Mr. McCusker spent three years as a Vice President of Bengur Bryan & Co., Inc., a venture capital and private equity firm. Mr. McCusker graduated from Virginia Tech with a BS in Mechanical Engineering in 1992, and earned an MBA from the University of Chicago in 1998.

 Class III Terms Expire in 2002:

   J.R. Holland, Jr., 56. Mr. Holland has been President and Chief Executive Officer of Unity Hunt, Inc. since 1991 and is currently Chairman of the Unity Hunt Investment Committee, in addition to being President and CEO of Hunt Capital Management, LLC. He is a Director of Texas Capital Bancshares, Inc., and several private companies. Mr. Holland graduated from Oklahoma State University with a BS in Chemical Engineering and received an MBA from Carnegie Mellon University, of which he presently serves on its advisory board.

   Dr. Edward Walsh, 61. Dr. Walsh has served as a Director since December 1999. Dr. Walsh is the chairman of the Irish Council for Science Technology and Innovation and the chairman of T.A. Ryan Academy of Entrepreneurship, a software incubation organization in Ireland. He was founding president of the University of Limerick, the first new university established by the Republic of Ireland, a post from which he stepped down in l998 after a 28 year term. Dr. Walsh is a graduate of the National University of Ireland and holds Masters and Doctorate qualifications in nuclear and electrical engineering from Iowa State University, where he was an Associate of the US Atomic Energy Commission Laboratory.

The Board of Directors

   The Board of Directors oversees the overall performance of the Company on your behalf. Members of the Board stay informed of the Company's business through discussion with the Chairman and other members of management and staff, by reviewing materials provided to them, and by participating in board and committee meetings. The Board met twelve times during the fiscal year ended July 31, 2000, and held three committee meetings. Each director attended at least 75% of the total number of meetings of the Board of Directors and of Board of Director committees on which that director served which were held during the period for which he was a director.

   Directors, other than associates or officers of the Company, receive $500 per Board meeting attended and $250 per committee meeting attended, other than committee meetings held in conjunction with meetings of the Board of Directors. Directors are reimbursed for expenses incurred in connection with attendance at Board and committee meetings. Directors who are officers or associates of the Company are not compensated separately for service on the Board of Directors.

   The Board of Directors has standing Compensation, Audit, and Nominating Committees.

   The Compensation Committee is responsible for reviewing the structure, performance and compensation of the Company's senior executives and determining awards under the Company's stock option plans. The Compensation Committee is comprised of Messrs. McCusker, Holland, and Walsh. The Compensation Committee met one time during the fiscal year ended July 31, 2000.

   The Audit Committee is responsible for making recommendations concerning the engagement of independent public accountants, reviewing with the independent public accountants the plans and results of the audit engagement, considering the range of audit and non-audit fees and reviewing the adequacy of the Company's internal accounting controls. The Audit Committee is comprised of Messrs. Fuller, McCusker and Richard Groeneweg. The Audit Committee met one time during the fiscal year ended July 31, 2000.

   The Nominating Committee is responsible for recommending to the Board qualified nominees for election to the Board. The Committee considers suggestions from many sources, including stockholders, regarding possible candidates for director. Such suggestions, together with appropriate biographical information, should be submitted to the Secretary of the Company. The Nominating Committee is comprised of Messrs. Baird, Holland, and Walsh. The Nominating Committee met one time during the fiscal year ended July 31, 2000.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and Executive Officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, Executive Officers and greater-than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

   To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended July 31, 2000 all Section 16(a) filing requirements applicable to its Directors, Executive Officers and greater-than ten percent beneficial owners were satisfied.

                                   PROPOSAL 2

                        APPROVAL OF PROSOFTTRAINING.COM
                          EMPLOYEE STOCK PURCHASE PLAN

   The Company's stockholders are being asked to approve the ProsoftTraining.com Employee Stock Purchase Plan (the "Purchase Plan"). The purpose of the Purchase Plan is to provide eligible employees of the Company and its participating affiliates with the opportunity to acquire a proprietary interest in the Company through participation in a payroll-deduction based employee stock purchase program designed to operate in compliance with Section 423 of the Internal Revenue Code.

   The following is a summary of the principal features of the Purchase Plan. The summary, however, does not purport to be a complete description of all the provisions of the Purchase Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so without charge upon written request to the Secretary at the Company's principal executive offices in Austin, Texas.

Share Reserve

   A total of 100,000 shares of Common Stock have been authorized for issuance over the term of the Purchase Plan. In addition, the number of shares of Common Stock reserved for issuance under the Purchase Plan will automatically be increased on the first trading day of each calendar year, beginning in calendar year 2001, by an amount equal to one half percent (.5%) of the total number of shares of Common Stock outstanding on the last trading day of the preceding calendar year, but in no event will any such annual increase exceed 150,000 shares.

Administration

   The Purchase Plan will be administered by the Compensation Committee of the Board of Directors. Such committee, as Plan Administrator, has full authority to adopt such rules and procedures as it may deem necessary for proper plan administration and to interpret the provisions of the Purchase Plan. The Board of Directors may exercise the Committee's powers and duties under the Purchase Plan.

Offering Periods

   Shares will be issued through a series of successive offering periods, each of approximately six (6) months duration. The initial offering period will begin on January 2, 2001. Each participant will be granted a separate option to purchase shares of Common Stock for each offering period in which he or she participates. Options under the Purchase Plan will be granted on the first business day in January and July of each year and will be automatically exercised on the last business day in the immediately succeeding June and December, respectively, of each year. Each option entitles the participant to purchase the whole number of shares of Common Stock obtained by dividing the participant's payroll deductions for the offering period by the purchase price in effect for such period.

Eligibility

   Any individual who customarily works for more than twenty (20) hours per week for more than five (5) months per calendar year in the employ of the Company or any participating affiliate will be eligible to participate in one or more offering periods. An eligible employee may only join an offering period on the start date of that period.

   Participating affiliates include any parent or subsidiary corporations of the Company, whether now existing or hereafter organized, which elect, with the approval of the Plan Administrator, to extend the benefits of the Purchase Plan to their eligible employees.

   As of September 1, 2000, approximately 124 employees, including four executive officers, were eligible to participate in the Purchase Plan.

Purchase Provisions

   Each participant may authorize periodic payroll deductions in any multiple of one percent (1%) of his or her cash earnings, up to a maximum of fifteen percent (15%). A participant may not increase his or her rate of payroll deduction for an offering period after the start of that period, but he or she may decrease the rate once per offering period.

   On the last business day of each offering period, the accumulated payroll deductions of each participant will automatically be applied to the purchase of whole shares of Common Stock at the purchase price in effect for that period.

Purchase Price

   The purchase price per share at which Common Stock will be purchased on the participant's behalf for each offering period will be equal to eighty-five percent (85%) of the lower of (i) the fair market value per share of Common Stock on the start date of that offering period or (ii) the fair market value per share of Common Stock on the last day of that offering period.

Valuation

   The fair market value per share of Common Stock on any relevant date will be the closing selling price per share on such date on the Nasdaq National Market. On September 1, 2000, the fair market value per share determined on such basis was $14.00.

Special Limitations

   The Purchase Plan imposes certain limitations upon a participant's rights to acquire Common Stock, including the following limitations:

  . No purchase right may be granted to any individual who owns stock
    (including stock purchasable under any outstanding options or purchase rights) possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its affiliates.

  . No purchase right granted to a participant may permit such individual to purchase Common Stock at a rate greater than $25,000 worth of such Common Stock (valued at the time such purchase right is granted) for each calendar year the purchase right remains outstanding at any time.

  . No participant may purchase more than 1,000 shares of Common Stock on any one purchase date.

  . No more than 100,000 shares of Common Stock may be purchased in the aggregate by all participants on any one purchase date.

   The Plan Administrator will have the discretionary authority, exercisable prior to the start of any offering period, to increase or decrease the 1,000 share and 100,000 share limitations to be in effect for the number of shares purchasable per participant or in the aggregate by all participants on each purchase date during that offering period.

Termination of Purchase Rights

   A participant's purchase right will immediately terminate upon such participant's loss of eligible employee status, and his or her accumulated payroll deductions for the offering period in which the purchase right terminates will be promptly refunded. A participant may withdraw from an offering period at any time prior to the end of that period and elect to have his or her accumulated payroll deductions for the offering period in which such withdrawal occurs either refunded or applied to the purchase of shares of Common Stock on the next purchase date.

Stockholder Rights

   No participant will have any stockholder rights with respect to the shares of Common Stock covered by his or her purchase right until the shares are actually purchased on the participant's behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

Assignability

   No purchase right will be assignable or transferable and will be exercisable only by the participant.

Acquisition

   Should the Company be acquired by merger or asset sale during an offering period, all outstanding purchase rights will automatically be exercised immediately prior to the effective date of such acquisition. The purchase price will be equal to eighty-five (85%) of the lower of (i) the fair market value per share of Common Stock on the start date of that offering period or (ii) the fair market value per share of Common Stock immediately prior to such acquisition. The limitation on the maximum number of shares purchasable in the aggregate on any one purchase date will not apply to the share purchases effected in connection with such acquisition.

Changes in Capitalization

   In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the class and maximum number of securities issuable under the Purchase Plan, including the class and maximum number of securities issuable per participant or in the aggregate on any one purchase date, (ii) the class and maximum number of securities subject to each outstanding purchase right and the purchase price payable per share thereunder and (iii) the class and maximum number of securities by which the share reserve is to increase each calendar year by reason of the automatic share increase provisions of the Purchase Plan.

Amendment and Termination

   The Purchase Plan will terminate upon the earliest to occur of (i) December 31, 2010, (ii) the date on which all available shares are issued or (iii) the date on which all outstanding purchase rights are exercised in connection with an acquisition of the Company.

   The Board of Directors may at any time alter, suspend or discontinue the Purchase Plan. However, the Board of Directors may not, without stockholder approval, (i) increase the number of shares issuable under the Purchase Plan, except in connection with certain changes in the Company's capital structure,
(ii) alter the purchase price formula so as to reduce the purchase price or
(iii) modify the requirements for eligibility to participate in the Purchase
Plan.

Federal Tax Consequences

   The Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, in connection with the grant or the exercise of an outstanding purchase right.

   Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the Purchase Plan or in the event the participant should die while still owning the purchased shares.

   If the participant sells or otherwise disposes of the purchased shares within two (2) years after the start date of the offering period in which such shares were acquired or within one (1) one year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such sale or disposition occurs, equal in amount to such excess.

   If the participant sells or disposes of the purchased shares more than two
(2) years after the start date of the offering period in which such shares were acquired and more than one (1) one year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) fifteen percent (15%) of the fair market value of the shares on the start date of the offering period, and any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to any income tax deduction with respect to such sale or disposition.

   If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) fifteen percent (15%) of the fair market value of the shares on his or her entry date into the offering period in which those shares were acquired will constitute ordinary income in the year of death.

Accounting Treatment

   Under current accounting rules, the issuance of Common Stock under the Purchase Plan will not result in a direct charge to the Company's reported earnings. However, the Company must disclose, in footnotes and pro-forma statements to the Company's financial statements, the impact the purchase rights granted under the Purchase Plan would have upon the Company's reported earnings were the fair value of those purchase rights treated as compensation expense.

Proposal

   At the Annual Meeting, stockholders will be asked to approve the Purchase Plan. Such approval will require the affirmative vote of a majority of the voting power of all outstanding shares of the Company's Common Stock present or represented and entitled to vote at the Annual Meeting.

   The Board of Directors recommends that you vote FOR this proposal.

                                   PROPOSAL 3

                        APPROVAL OF PROSOFTTRAINING.COM
                           2000 STOCK INCENTIVE PLAN

   The Company's stockholders are being asked to approve the ProsoftTraining.com 2000 Stock Incentive Plan (the "2000 Plan"), to serve as the successor to the Company's existing 1996 Stock Option Plan and 2000 Stock Option Plan (together, the "Predecessor Plans"). The 2000 Plan will become effective immediately upon stockholder approval at the Annual Meeting, and all outstanding options under the Predecessor Plans will be incorporated into the 2000 Plan at that time. The Predecessor Plans will terminate, and no further option grants will be made under the Predecessor Plans. However, all outstanding options under the Predecessor Plans will continue to be governed by the terms and conditions of the existing option agreements for those grants except to the extent the Board or Compensation Committee elects to extend one or more features of the 2000 Plan to those options.

   The 2000 Plan was adopted by the Board on September 20, 2000 and is designed to serve as an equity incentive program to attract and retain the services of individuals essential to the Company's long-term growth and financial success. Accordingly, officers and other key employees, non-employee board members, consultants and other advisors in the service of the Company or any parent or subsidiary corporation will have the opportunity to acquire a meaningful equity interest in the Company through their participation in the 2000 Plan.

   The following is a summary of the principal features of the 2000 Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2000 Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so without charge upon written request to the Corporate Secretary at the Company's principal executive offices in Austin, Texas.

Administration

   The 2000 Plan will be administered by the Compensation Committee of the Board. This committee (the "Plan Administrator") will have complete discretion (subject to the provisions of the 2000 Plan) to authorize option grants under the 2000 Plan, except that the exercise price of outstanding options may not be reset and new grants may not be made in exchange for the cancellation of outstanding options without stockholder approval. The Board may also appoint a secondary committee of one or more Board members, including employee directors, to authorize option grants to eligible persons other than executive officers and Board members subject to the short-swing liability provisions of the federal securities laws.

Share Reserve

   A total of 4,731,695 shares of Common Stock have been authorized for issuance over the term of the 2000 Plan. Such share reserve consists of (i) the number of shares that remain available for issuance under the Predecessor Plans (including shares subject to outstanding options) and (ii) an additional increase of 2,000,000 shares.

   As of September 1, 2000, options for 2,671,179 shares of Common Stock were outstanding under the Predecessor Plans and 60,516 shares of Common Stock remained available for future option grants.

   No participant in the 2000 Plan may receive option grants for more than 200,000 shares of Common Stock in the aggregate per calendar year, subject to adjustment for subsequent stock splits, stock dividends and similar transactions. Stockholder approval of this proposal will also constitute approval of the 200,000 share limitation for purposes of Internal Revenue Code
Section 162(m).

   The shares of Common Stock issuable under the 2000 Plan may be drawn from shares of the Company's authorized but unissued Common Stock or from shares of Common Stock reacquired by the Company, including shares repurchased on the open market.

   Shares subject to any outstanding options under the 2000 Plan (including options incorporated from the Predecessor Plans) which expire or otherwise terminate prior to exercise will be available for subsequent issuance. Unvested shares issued under the 2000 Plan and subsequently repurchased by the Company pursuant to its repurchase rights under the 2000 Plan will also be available for subsequent issuance.

Eligibility

   Employees, non-employee Board members and independent advisors and consultants in the service of the Company or its parent and subsidiaries (whether now existing or subsequently established) will be eligible to participate in the 2000 Plan.

   As of September 1, 2000, four executive officers, five non-employee Board members and approximately 124 other employees and consultants were eligible to participate in the 2000 Plan.

Valuation

   The fair market value per share of Common Stock on any relevant date under the 2000 Plan will be the closing selling price per share on that date on the Nasdaq National Market. On September 1, 2000, the closing selling price per share was $14.00.

Discretionary Option Grants

   The options granted under the 2000 Plan may be either incentive stock options under the federal tax laws or non-statutory options. Each granted option will have an exercise price per share not less than the fair market value per share of Common Stock on the option grant date, and no granted option will have a term in excess of ten years. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date. Historically, the Company has granted options vesting over three and four year periods from the date of grant.

   Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

General Provisions

   In the event of an acquisition of the Company, whether by merger or asset sale or a sale of stock by the stockholders, each outstanding option under the 2000 Plan which is not to be assumed by the successor corporation or otherwise continued in effect will automatically accelerate in full, and all unvested shares will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect. The Plan Administrator will have the authority to provide that the shares subject to options granted under the 2000 Plan will automatically vest upon an acquisition of the Company, whether or not those options are assumed or continued.

   The acceleration of vesting in the event of a change in the ownership of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

 Financial Assistance

   The Plan Administrator may permit one or more participants to pay the exercise price of outstanding options under the 2000 Plan by delivering a promissory note payable in installments. The Plan Administrator will determine the terms of any such promissory note. However, the maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares.

 Special Tax Election

   The Plan Administrator may provide one or more holders of options or unvested shares with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding tax liability incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

 Changes in Capitalization

   In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 2000 Plan, (ii) the number and/or class of securities for which any one person may be granted stock options under the 2000 Plan per calendar year and (iii) the number and/or class of securities and the exercise price per share in effect under each outstanding option (including the options incorporated from the Predecessor Plans) in order to prevent the dilution or enlargement of benefits thereunder.

 Amendment and Termination

   The Board may amend or modify the 2000 Plan in any or all respects whatsoever subject to any required stockholder approval. The Board may terminate the 2000 Plan at any time, and the 2000 Plan will in all events terminate on November 28, 2010.

Option Grants

   No options have been granted under the 2000 Plan. The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table and the various indicated individuals and groups, the number of shares of Common Stock subject to options granted between August 1, 1999 and July 31, 2000 under the Predecessor Plans, together with the weighted average exercise price payable per share.

                              OPTION TRANSACTIONS

                                                                     Weighted
                                                      Number of      Average
                       Name                         Option Shares Exercise Price
                       ----                         ------------- --------------
Jerrell M. Baird..................................       36,000       $11.00
 Chairman of the Board and Chief Executive Officer

David I. Perl.....................................       36,000       $11.00
 Chief Operating Officer, President

William J. Weronick...............................        9,500       $11.00
 Vice President, Finance

All executive officers and directors as a group
 (9 persons)......................................      148,875       $ 5.92

All nonemployee directors as a group (5 persons)..       67,375       $ 5.66

All employees, including current officers who are
 not executive officers as a group (approximately
 124 persons).....................................    1,041,601       $ 7.62

Federal Income Tax Consequences

 Option Grants

   Options granted under the 2000 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

   Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise disposed of. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

   Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over
(ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

   If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

   Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

   If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

   The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Deductibility of Executive Compensation

   Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation which is not considered to be performance-based. Compensation deemed paid by the Company in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory stock options granted under the 2000 Plan qualifies as performance-based compensation for purposes of Section 162(m) if such plan is administered by a committee of "outside directors" as defined under Section 162(m). The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Code Section 162(m).

Accounting Treatment

   Option grants made to employees under the 2000 Plan will generally not result in any charge to the Company's earnings. However, the Company must disclose in footnotes and pro-forma statements to the Company's financial statements, the impact those options would have upon the Company's reported earnings were the value of those options at the time of grant treated as a compensation expense. The number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

New Plan Benefits

   No options may be granted under the 2000 Plan until it has been approved by the stockholders.

Proposal

   At the Annual Meeting, stockholders will be asked to approve the 2000 Plan. Such approval will require the affirmative vote of a majority of the voting power of all outstanding shares of the Company's Common stock present or represented and entitled to vote at the Annual Meeting. Should such stockholder approval not be obtained, then the 2000 Plan will not be implemented. The Company's 1996 Stock Option Plan and 2000 Stock Option Plan will, however, continue to remain in effect, and option grants may be made pursuant to the provisions of those plans until the available reserve of Common Stock under each such plan is issued.

   The Board of Directors recommends that you vote FOR this proposal.

                                   PROPOSAL 4

                     APPROVAL OF AMENDMENT TO THE COMPANY'S
                     ARTICLES OF INCORPORATION TO INCREASE
                  THE TOTAL AUTHORIZED SHARES OF COMMON STOCK

General

   On September 20, 2000, the Board of Directors of the Company adopted, subject to stockholder approval, an amendment to the Company's Amended and Restated Articles of Incorporation (the "Articles") to increase the total authorized shares of Common Stock of the Company from 50,000,000 to 75,000,000. Such increase in the number of authorized shares of Common Stock of the Company would be effected by restating the current Article IV of the Articles to read as follows:

    "The Corporation shall have the authority to issue a total of 75,000,000 shares of capital stock having a par value of $.001 per share. All shares of capital stock of the Corporation shall be of the same class and shall have the same rights and preferences."

The additional shares of Common Stock for which authorization is sought herein would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding. Holders of Common Stock have no preemptive or other subscription rights.

   As of September 30, 2000, 22,706,187 shares of Common Stock were issued and outstanding; 2,666,179 shares were reserved for issuance pursuant to outstanding grants under the Company's stock option plans; 60,516 were reserved and available for issuance under the Company's stock option plans; and 1,670,126 shares were reserved for issuance pursuant to the exercise of outstanding warrants. Therefore, of the 50,000,000 shares currently authorized by the Articles, approximately 22,896,992 shares are presently available for general corporate purposes. Assuming Proposals 2 and 3 are approved by the stockholders, approximately 6,496,821 shares of Common Stock will be outstanding or reserved for issuance on exercise of options existing or to be granted under the Company's stock option and stock purchase plans and upon exercise of outstanding warrants and approximately 20,796,992 shares will be available for general corporate purposes.

Purposes and Effects of the Authorized Shares Amendment

   The increase in authorized shares of Common Stock is recommended by the Board of Directors in order to provide a sufficient reserve of such shares for the present and future needs and growth of the Company. Such additional authorized shares would be available for issuance at the discretion of the Board of Directors without further stockholder approval (subject to certain provisions of state law) to take advantage of future opportunities for equity financing, to improve the Company's capital structure, in connection with possible acquisitions, in connection with stock dividends or stock splits, and for other corporate purposes.

   The Board of Directors does not intend to issue any Common Stock or securities convertible into Common Stock except on terms that the Board deems to be in the best interests of the Company and its stockholders. The Company's management has no arrangements, agreements, understandings or plans at the present time for the issuance or use of the additional shares of Common Stock to be authorized by the proposed amendment to the Articles.

   Although an increase in the authorized shares of Common Stock could, under certain circumstances, have an antitakeover effect (for example, by diluting the stock of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for a combination of the Company with another company), this proposal to amend the Articles is not in response to any effort of which the Company is aware to accumulate the Company's stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and stockholders.

Proposal

   At the Annual Meeting, stockholders will be asked to approve the amendment to the Articles of Incorporation to increase the total authorized shares of Common Stock of the Company from 50,000,000 shares to 75,000,000 shares. Such approval will require the affirmative vote of a majority of the voting power of all outstanding shares of the Company's Common Stock.

   The Board of Directors recommends a vote FOR this proposal.

                                   PROPOSAL 5

                      RATIFICATION OF INDEPENDENT AUDITORS

   The Board of Directors, upon recommendation of the Audit Committee, has selected Grant Thornton LLP as independent public accountants for the Company to audit its consolidated financial statements for the fiscal year ending July 31, 2001 and is asking the stockholders to ratify this appointment. In the event the stockholders do not ratify the selection of Grant Thornton LLP, the appointment of the independent auditors will be reconsidered by the Board of Directors. Grant Thornton LLP were independent auditors for the Company for fiscal year ended July 31, 2000. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting and will be available to respond to appropriate questions and to make such statements as they may desire.

   The Board of Directors recommends that you vote FOR this proposal.

                               EXECUTIVE OFFICERS

   The current Executive Officers of the Company are as follows:

   Name                                Age                Position
   ----                                ---                --------
   Jerrell M. Baird...................  44 Chairman and Chief Executive Officer
   David I. Perl......................  38 Chief Operating Officer and President
   Robert G. Gwin.....................  37 Chief Financial Officer
   Jeffrey Korn.......................  43 General Counsel

   For additional information with respect to Messrs. Baird and Korn who are also directors of the Company, see "Proposal 1--Election of Directors".

   David I. Perl. Mr. Perl joined the Company in June 1998 as its Chief Operating Officer, and became President in February 1999. Prior to joining the Company, Mr. Perl served as the first president and general manager of Otis Transit Systems, Inc., a wholly owned subsidiary of Otis Elevator Company, which is a division of United Technologies Corporation. He joined Otis Elevator in 1988, and held positions of increasing responsibility in strategic planning, sales, project management and general management. From 1984 to 1986, Mr. Perl worked for Trammell Crow Company, a Dallas-based, global real estate developer, where his responsibilities ranged from information systems to human resources. Mr. Perl earned a BS in economics from the Wharton School at the University of Pennsylvania in 1984 and obtained his MBA from Harvard University in 1988.

   Robert G. Gwin. Mr. Gwin joined the Company in August 2000 as its Chief Financial Officer. Prior to joining the Company, Mr. Gwin served as Managing Director of Prudential Capital Group, an asset management unit of The Prudential Insurance Company of America. He joined Prudential Capital in 1990, ultimately assuming management of its Dallas-based private investment activities, including both day-to-day operating responsibility and investment portfolio oversight. Mr. Gwin graduated from the University of Southern California with a BS in Business Administration in 1985 and earned an MBA from the Fuqua School at Duke University in 1990. Mr. Gwin is a Chartered Financial Analyst (CFA).

                           SUMMARY COMPENSATION TABLE

   Information is set forth below concerning the compensation for services in all capacities to the Company for the fiscal years ended July 31, 1998, 1999 and 2000 for the Company's Chief Executive Officer and any other executive officers as of July 31, 2000 whose compensation exceeded $100,000 for the fiscal year ending on that date.

                                                                    Long-Term
                                                               Compensation Awards
                                                               -------------------
                                                                Shares of Common
                                       Fiscal                   Stock Underlying    All Other
Name and Principal Position             Year   Salary   Bonus   Stock Options(1)   Compensation
---------------------------            ------ -------- -------  ----------------   ------------
Jerrell M. Baird(2)...................  2000  $161,692 $25,000        36,000            --
 Chairman of the Board and              1999   146,154     --        350,000            --
 Chief Executive Officer                1998   100,000     --            --             --

David I. Perl(3).....................   2000   161,692  25,000        36,000            --
 Chief Operating Officer,               1999   130,912     --        225,000            --
 President                              1998    14,243     --        100,000            --

William J. Weronick(4)...............   2000   133,654     --          9,500            --
 Vice President, Finance                1999    41,346     --         50,000            --
                                        1998       --      --            --             --

--------
(1) Includes repriced options. In October 1998, the Board approved an offer to all employees of the Company, including the named executive officers, to exchange all outstanding options for options with an exercise price equal to the current trading price, or $1.15 per share. Amounts shown for fiscal year 1999 include 250,000 and 100,000 repriced options for Messrs. Baird and Perl, respectively.

(2) Mr. Baird joined the Company in June 1997 and served as Chief Operating Officer from then until February 1998, when he became Chief Executive Officer.

(3) Mr. Perl joined the Company in June 1998 and served as Chief Operating Officer from then until February 1999, when he became Chief Operating Officer and President.

(4) Mr. Weronick joined the Company in March 1999.

                              OPTION GRANTS TABLE

   The following table sets forth information concerning grants of stock options to the named executive officers during the fiscal year ended July 31, 2000.

                                            % of Total
                         Shares of Common Options Granted                           Grant Date
                         Stock Underlying to Employees in Exercise Price Expiration  Present
   Executive Officer     Stock Options(1)   Fiscal Year    Per Share(2)     Date     Value(3)
   -----------------     ---------------- --------------- -------------- ---------- ----------
Jerrell M. Baird........      36,000           4.62%          $11.00      4/17/05    $306,360
David I. Perl...........      36,000           4.62            11.00      4/17/05     306,360
William J. Weronick.....       9,500           1.22            11.00      4/17/05      80,845

--------

(1) The options were granted under the Prosofttraining.com 1996 Stock Option Plan for a term of five years, subject to earlier termination in certain events related to termination of employment. The options vest on the first anniversary of the grant date. To the extent not already exercisable, the options generally become exercisable upon a merger or consolidation of the Company with or into another corporation, or upon the acquisition by another corporation or person of all or substantially all of the Company's assets, unless the option is assumed or replaced with a comparable option by the surviving entity.

(2) All options were granted at fair market value (the last price for the Company's Common Stock on the day previous to the date of grant as reported by Nasdaq).

(3) As suggested by the SEC's rules on executive compensation disclosure, the Company used the Black-Scholes model of option valuation to determine grant date pre-tax present value. The Company does not advocate or necessarily agree that the Black-Scholes model can properly determine the value of an option. The calculation is based on a five year term and upon the following assumptions: annual dividend growth of 0 percent, volatility of approximately 100%, and an interest rate of 6%. There can be no assurances that the amounts reflected in this column will be achieved.

AGGREGATED OPTION/SAR EXERCISE IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

   The following table sets forth information concerning each exercise of stock options during the fiscal year ended July 31, 2000 by each of the named executive officers and the fiscal year-end value of unexercised stock options held by such executive officers as of July 31, 2000.

                                                                             Value of Unexercised
                                                   Number of Unexercised    In-the-Money Options at
                           Shares                Options at July 31, 2000        July 31, 2000
                          Acquired      Value    ------------------------- -------------------------
          Name           on Exercise Realized(1) Exercisable Unexercisable Exercisable Unexercisable
          ----           ----------- ----------- ----------- ------------- ----------- -------------
Jerrell M. Baird........      --           --      216,666       69,334    $3,054,991   $  623,009
David I. Perl...........   40,000     $516,400      89,164      131,836     1,257,212    1,504,299
William J. Weronick.....      --           --       25,000       34,500       318,750      359,125

--------
(1) Value of Unexercised, In-the-Money Options at 7/31/00 is calculated as follows: [(Per Share Closing Sale Price on 7/31/00, the last trading day of the fiscal year,)--(Per Share Exercise price)] X Number of Shares Subject to Unexercised Options. The per share closing price on 7/31/00 was $15.25.

Employment and Termination of Employment Agreements and Change in Control Arrangements

   On February 1, 2000, the Company entered into an employment agreement with Jerrell M. Baird, its Chief Executive Officer and Chairman. Mr. Baird's agreement has a term of twenty-four months and provides for a base annual salary of $200,000. Mr. Baird is entitled to receive an annual bonus, as determined by the Board of Directors, of up to $80,000 pursuant to certain stock price performance criteria being achieved. In the event of termination of Mr. Baird's employment for any reason other than gross negligence or malfeasance, the Company is obligated to pay an amount equal to his cash compensation for the previous 12 months, plus acceleration and immediate vesting of all unvested options. The Company has agreed that if a change of control of the Company occurs where Mr. Baird is not Chairman and Chief Executive Officer of the ultimate parent, then a payment shall be made to Mr. Baird equal to $300,000. In addition, all of Mr. Baird's unvested options shall vest upon any change of control.

   On February 1, 2000, the Company entered into an employment agreement with David I. Perl, its Chief Operating Officer and President. Mr. Perl's agreement has a term of twenty-four months and provides for a base salary of $180,000. Mr. Perl is entitled to receive an annual bonus, as determined by the Board of Directors, of up to $72,000 pursuant to certain stock price performance criteria being achieved. In the event of termination of Mr. Perl's employment for any reason other than gross negligence or malfeasance, the Company is obligated to pay an amount equal to his cash compensation for the previous 12 months, plus acceleration and immediate vesting of all unvested options. The Company has agreed that if a change of control of the Company occurs where Mr. Perl is not President and Chief Operating Officer of the ultimate parent, then a payment shall be made to Mr. Perl equal to $250,000. In addition, all of Mr. Perl's unvested options shall vest upon any change of control.

                         COMPENSATION COMMITTEE REPORT

Overview and Philosophy

   The Compensation Committee of the Board of Directors reviews and establishes compensation strategies and programs to ensure that the Company attracts, retains, properly compensates, and motivates qualified executives and other key associates. The Committee consists of three non-employee Directors: Messrs. McCusker, Holland and Walsh.

   The philosophy of the Compensation Committee is (i) to provide competitive levels of compensation that integrates pay with the individual executive's performance and the Company's annual and long-term performance goals; (ii) to motivate key executives to achieve strategic business goals and reward them for their achievement; (iii) to provide compensation opportunities and benefits that are comparable to those offered by other companies in the training industry, thereby allowing the Company to compete for and retain talented executives who are critical to the Company's long-term success; and (iv) to align the interests of key executives with the long-term interests of stockholders and the enhancement of stockholder value through the granting of stock options. The compensation of the Company's executive officers (other than Jerrell Baird, the Company's Chairman and Chief Executive Officer, and David Perl, the Company's President and Chief Operating Officer) is currently comprised of annual base salary, bonus plan pursuant to certain performance criteria being achieved, and long-term performance incentives in the form of stock option grants under the stock option plans.

   The Compensation Committee believes that equity compensation aligns associates' long-term objectives with those of the stockholders in striving to maximize the Company's value. The Company's Stock Option Plan provides associates with the opportunity to receive stock options. In determining whether to grant stock options to executive officers, the Compensation Committee evaluates each officer's performance, and then recommends awards that reflect individual performance. Stock options are granted to company associates after completion of a probationary employment period. Additional options are awarded to enhance motivation and retention of key associates. Stock options generally have been granted with a three-year term and an exercise price equivalent to 100% of the fair market value of the Common Stock on the grant date.

Chief Executive Officer Compensation

   The Compensation Committee set the 2000 annual compensation for the Company's Chief Executive Officer, Mr. Baird. Mr. Baird's base salary is $200,000, plus a target annual bonus of $80,000 payable in September of each year, pursuant to certain stock price performance criteria being achieved. Mr. Baird received a grant of stock options during the fiscal year 2000 (see Option Grants Table). Options granted in 2000 vest on the first anniversary from the grant date. Upon a change in control, all unvested options vest. The Compensation Committee believes that, under Mr. Baird's management, the Company continues to effectively accomplish its business plan and goals in addition to capitalizing upon the rapidly changing global demand for Internet/intranet training and certification.

                                          By the Compensation Committee:

                                          Charles McCusker
                                          J.R. Holland, Jr.
                                          Dr. Edward Walsh

October 2, 2000

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The members of the Company's Compensation Committee during the fiscal year ended July 31, 2000 were Charles McCusker, J.R. Holland, Jr., Jeffrey Korn (until May 2000) and Dr. Edward Walsh (after May 2000). Each member of the Compensation Committee during fiscal 2000 was a non-employee director of the Company while serving on the Committee.

   J.R. Holland, Jr., a director of the Company, is President and CEO of Hunt Capital Management, LLC. In June 2000, the Company sold 2,091,126 shares in a private placement of common stock to certain investors at $11.00 per share. Among these investors was Hunt Capital Growth Fund II, L.P., an affiliate of Hunt Capital Management, LLC.

                        COMPANY STOCK PRICE PERFORMANCE

   The following chart shows a comparison of the cumulative total return of the Company's Common Stock, the CRSP Total Return Index for The Nasdaq Stock Market (U.S. Index) ("NASDAQ Index"), and the weighted average return of a peer group (described below) for the period commencing on November 27, 1996 and ending on July 31, 2000. The historical stock performance shown on the chart is not intended to and may not be indicative of future stock performance.

   The peer group consists of companies with technology training operations. Although the businesses of some of these companies include other operations, or serve markets different than those of the Company, the Company believes the selection of these companies for comparison purposes is reasonable.

   Included in the peer group for the entire period of comparison are: Wave Technologies International, Inc., Learn2.com, Inc., Smart Force, Computer Learning Centers, Inc., Learning Tree International, Inc., ARIS Corporation, New Horizons Worldwide, Inc., Sylvan Learning Systems, Inc., and Apollo Group, Inc.

          Comparison of Cumulative Total Return from November 27, 1996 through July 31, 2000 (1)



                        [PERFORMANCE GRAPH APPEARS HERE]

                                   July 31, July 31, July 31, July 31, July, 31,
                                     1996     1997     1998     1999     2000
                                   -------- -------- -------- -------- ---------
ProsoftTraining.com...............   $100     $ 55     $ 24     $ 16     $ 84
Peer Group........................   $100     $141     $197     $128     $171
NASDAQ Index......................   $100     $124     $145     $205     $293

--------
(1) Assumes that $100 was invested on November 27, 1996 in the Company's Common Stock at $18.25 per shares, the closing price for the Company's Common Stock on that date, and at the closing price for each Index on that date, and that all dividends were reinvested. No cash dividends have been declared on the Company's Common Stock.

                           CERTAIN TRANSACTIONS

   In June 2000, the Company sold 2,091,126 shares in a private placement of common stock to certain investors at $11.00 per share. Among these investors was Hunt Capital Growth Fund II, L.P., which owned greater than five percent of the Company's outstanding Common Stock at that time. J.R. Holland, Jr., a director of the Company, is President and CEO of Hunt Capital Management, LLC, an affiliate of Hunt Capital Growth Fund II, L.P.

                     NOMINATIONS AND STOCKHOLDER PROPOSALS

   The Bylaws of the Company require that all nominations for persons to be elected to the Board of Directors, other than those made by or at the direction of the Board of Directors, be made pursuant to written notice to the Secretary of the Company. The notice must be received not less than 35 days prior to the meeting at which the election will take place (or not later than 10 days after public disclosure of such meeting date is given or made to stockholders if such disclosure occurs less than 50 days prior to the date of such meeting). Notice must set forth the name, age, business address and residence address of each nominee, their principal occupation or employment, the class and number of shares of stock which they beneficially own, their citizenship and any other information that is required to be disclosed in solicitations for proxies for election of directors pursuant to the Securities Exchange Act of 1934, as amended. The notice must also include the nominating stockholder's name and address as they appear on the Company's books and the class and number of shares of stock beneficially owned by such stockholder.

   In addition, the Bylaws require that for business to be properly brought before an annual meeting by a stockholder, the Secretary of the Company must have received written notice thereof (i) in the case of an annual meeting that is called for a date that is within 30 days before or after the anniversary date of the immediately preceding annual meeting, not less than 120 days in advance of the anniversary date of the Company's proxy statement for the previous year's annual meeting, nor more than 150 days prior to such anniversary date and (ii) in the case of an annual meeting that is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting, not later than the close of business on the 10th day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first. The notice must set forth the name and address of the stockholder who intends to bring business before the meeting, the general nature of the business which he or she seeks to bring before the meeting and a representation that the stockholder is a holder of record of shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to bring the business specified in the notice before the meeting.

   Any proposal of a stockholder intended to be presented at the Company's 2001 Annual Meeting of Stockholders and included in the proxy statement and form of proxy for that meeting is required to be received by the Company no later than June 14, 2001. Management proxies will have discretionary voting authority as to any proposal not received by that date if it is raised at that annual meeting, without any discussion of the matter in the proxy statement.

                                 ANNUAL REPORT

   The Company's Annual Report containing audited financial statements for the fiscal year ended July 31, 2000 accompanies this Proxy Statement. THE COMPANY WILL SEND A STOCKHOLDER UPON REQUEST, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) FOR THE YEAR ENDED JULY 31, 2000, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, WHICH THE COMPANY HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE REQUEST MUST BE DIRECTED TO THE ATTENTION OF CORPORATE SECRETARY, AT THE ADDRESS OF THE COMPANY SET FORTH ON THE FIRST PAGE OF THIS PROXY STATEMENT.

                                 OTHER MATTERS

   At the time of the preparation of this Proxy Statement, the Board of Directors knows of no other matter that will be acted upon at the Annual Meeting. If any other matter is presented properly for action at the Annual Meeting or at any adjournment or postponement thereof, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

                                          By Order of the Board of Directors,

                                          ProsoftTraining.com

                                          /s/ JERRELL M. BAIRD

                                          Jerrell M. Baird
                                          Chairman of the Board

Austin, Texas
October 16, 2000

APPENDIX A

                              PROSOFTTRAINING.COM

                         EMPLOYEE STOCK PURCHASE PLAN
                         ----------------------------

      1.  PURPOSE OF THE PLAN

          This Employee Stock Purchase Plan is intended to promote the interests of Prosofttraining.com, a Nevada corporation, by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll-deduction based employee stock purchase plan designed to qualify under Section 423 of the Code.

          Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

      2.  ADMINISTRATION OF THE PLAN

          The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

      3.  STOCK SUBJECT TO PLAN

          A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The number of shares of Common Stock initially reserved for issuance over the term of the Plan shall be limited to One Hundred Thousand (100,000) shares.

          B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of January each calendar year during the term of the Plan, beginning with calendar year 2001, by an amount equal to one-half percent (.5%) of the total number of shares of Common Stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall any such annual increase exceed One Hundred Fifty Thousand (150,000) shares.

          C. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan, (ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date, (iii) the maximum number and class of securities purchasable by all Participants in the aggregate on any one Purchase Date, (iv) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year pursuant to the provisions of Section 3.B above and (v) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

      4.  PURCHASE PERIODS

          Shares of Common Stock shall be offered for purchase under the Plan through a series of successive Purchase Periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

      5.  ELIGIBILITY

          A. Each individual who is an Eligible Employee on the start date of any Purchase Period under the Plan may enter that Purchase Period on such start date.

          B. To participate in the Plan for a particular Purchase Period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) in advance of that Purchase Period and in accordance with such terms and conditions as the Plan Administrator may impose.

      6.  PAYROLL DEDUCTIONS

          A. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock during a Purchase Period may be any multiple of one percent (1%) of the Base Salary paid to the Participant during the Purchase Period, up to a maximum of fifteen percent (15%). The deduction rate so authorized shall continue in effect, except to the extent such rate is changed in accordance with the following guidelines:

              (i) The Participant may, at any time during the Purchase Period, reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such reduction per Purchase Period.

              (ii) The Participant may, prior to the commencement of any new Purchase Period, increase the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator. The new rate (which may not exceed the fifteen percent (15%) maximum) shall become effective on the start date of the first Purchase Period following the filing of such form.

          B. Payroll deductions shall begin on the first pay day administratively feasible following the beginning of the Purchase Period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that Purchase Period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be required to be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

          C. Payroll deductions shall automatically cease upon the termination of the Participant's purchase right in accordance with the provisions of the Plan.

          D. The Participant's acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Purchase Date.

      7.  PURCHASE RIGHTS

          A.  Grant of Purchase Right.  A Participant shall be granted a
              -----------------------
separate purchase right for each Purchase Period in which he or she participates. The purchase right shall be granted on the first business day of the Purchase Period and shall provide the Participant with the right to purchase shares of Common Stock upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

          Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

          B.  Exercise of the Purchase Right.  Each purchase right shall be
              ------------------------------
automatically exercised on each successive Purchase Date, and shares of Common Stock shall accordingly be purchased on behalf of each Participant on each such Purchase Date. The purchase shall be effected by applying the Participant's payroll deductions for the Purchase Period ending on such Purchase Date to the purchase of whole shares of Common Stock at the purchase price in effect for the Participant for that Purchase Date.

          C.  Purchase Price.  The purchase price per share at which Common
              --------------
Stock will be purchased on the Participant's behalf on each Purchase Date shall be equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value
                                             -----
per share of Common Stock on the first business day of the Purchase Period or
(ii) the Fair Market Value per share of Common Stock on that Purchase Date.

          D.  Number of Purchasable Shares.  The number of shares of Common
              ----------------------------
Stock purchasable by a Participant on each Purchase Date shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Purchase Period ending with that Purchase Date by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed 1,000 shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization. In addition, the maximum number of shares of Common Stock purchasable in the aggregate by all Participants on any one Purchase Date shall not exceed 100,000 shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization. However, the Plan Administrator shall have the discretionary authority, exercisable prior to the start of any Purchase Period under the Plan, to increase or decrease the limitations to be in effect for the number of shares purchasable per Participant and in the aggregate by all Participants on each Purchase Date.

          E.  Excess Payroll Deductions.  Any payroll deductions not applied to
              -------------------------
the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable per Participant or in the aggregate on the Purchase Date shall be promptly refunded.

          F.  Termination of Purchase Right.  The following provisions shall
              -----------------------------
govern the termination of outstanding purchase rights:

              (i) A Participant may, at any time prior to the next scheduled Purchase Date, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the Purchase Period in which such termination occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.

              (ii) The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the Purchase Period for which the terminated purchase right was granted. In order to resume participation in any subsequent Purchase Period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms).

              (iii) Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant's payroll deductions for the Purchase Period in which the purchase right so terminates shall be immediately refunded. However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable up until the last business day of the Purchase Period in which such leave commences, to (a) withdraw all the payroll deductions collected to date on his or her behalf for that Purchase Period or (b) have such funds held for the purchase of shares on his or her behalf on the next scheduled Purchase Date. In no event, however, shall any further payroll deductions be collected on the Participant's behalf during such leave. Upon the Participant's return to active service (x) within ninety (90) days following the commencement of such leave or (y) prior to the expiration of any longer period for which such Participant's right to reemployment with the Corporation is guaranteed by statute or contract, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, unless the Participant withdraws from the Plan prior to his or her return. An individual who returns to active employment following a leave of absence which exceeds in duration the applicable (x) or (y) time period will be treated as a new Employee for purposes of subsequent participation in the Plan and must accordingly re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms).

          G.  Change in Control.  Each outstanding purchase right shall
              -----------------
automatically be exercised, immediately prior to the effective date of any Change in Control, by applying the payroll deductions of each Participant for the Purchase Period in which such Change in Control occurs to the purchase of whole shares of Common Stock at a purchase price per share equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common
                     -----
Stock on the first business day of the Purchase Period in which such Change in Control occurs or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Change in Control. However, the applicable limitation on the number of shares of Common Stock purchasable per Participant shall continue to apply to any such purchase, but not the limitation applicable to the maximum number of shares of Common Stock purchasable in the aggregate by all participants.

          The Corporation shall use its best efforts to provide at least ten
(10)-days prior written notice of the occurrence of any Change in Control, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Change in Control.

          H.  Proration of Purchase Rights.  Should the total number of shares
              ----------------------------
of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

          I.  Assignability.  The purchase right shall be exercisable only by
              -------------
the Participant and shall not be assignable or transferable by the Participant.

          J.  Stockholder Rights.  A Participant shall have no stockholder
              ------------------
rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

      8.  ACCRUAL LIMITATIONS

          A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000.00) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value per share on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

          B. For purposes of applying such accrual limitations to the purchase rights granted under the Plan, the following provisions shall be in effect:

              (i) The right to acquire Common Stock under each outstanding purchase right shall accrue on each successive Purchase Date on which such right remains outstanding.

              (ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000.00) worth of Common Stock (determined on the basis of the Fair Market Value per share on the date or dates of grant) for each calendar year such rights were at any time outstanding.

          C. If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Purchase Period, then the payroll deductions which the Participant made during that Purchase Period with respect to such purchase right shall be promptly refunded.

          D. In the event there is any conflict between the provisions of this Section and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Section shall be controlling.

      9.  EFFECTIVE DATE AND TERM OF THE PLAN

          A. The Plan was adopted by the Board on September 20, 2000 and shall become effective at the Effective Time, provided no purchase rights granted
                                        --------
under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until (i) the Plan shall have been approved by the stockholders of the Corporation and (ii) the Corporation shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation. In the event such stockholder approval is not obtained, or such compliance is not effected, within twelve (12) months after the date on which the Plan is adopted by the Board, the Plan shall terminate and have no further force or effect, and all sums collected from Participants during the initial Purchase Period hereunder shall be refunded.

          B. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in December 2010, (ii) the date
         --------
on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Change in Control. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

      10. AMENDMENT OF THE PLAN

          A. The Board may alter, amend, suspend or terminate the Plan at any time to become effective immediately following the close of any Purchase Period. In addition, the Plan may be amended or terminated immediately upon Board action, if and to the extent necessary to assure that the Corporation will not recognize, for financial reporting purposes, any compensation expense in connection with the shares of Common Stock offered for purchase under the Plan, should the financial accounting rules applicable to the Plan at the Effective Time be subsequently revised so as to require the Corporation's recognition of compensation expense in the absence of such amendment or termination.

           B. In no event may the Board effect any of the following amendments or revisions to the Plan without the approval of the Corporation's stockholders:
(i) increase the number of shares of Common Stock issuable under the Plan, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares of Common Stock purchasable under the Plan or (iii) modify the eligibility requirements for participation in the Plan.

      11.  GENERAL PROVISIONS

           A. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation; however, each Plan Participant shall bear all costs and expenses incurred by such individual in the sale or other disposition of any shares purchased under the Plan.

           B. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

           C. The provisions of the Plan shall be governed by the laws of the State of Texas without resort to that State's conflict-of-laws rules.

                                    APPENDIX
                                    --------

          The following definitions shall be in effect under the Plan:

          A.  Base Salary shall mean the regular base salary paid to a
              -----------
Participant by one or more Participating Companies during such individual's period of participation in one or more Purchase Periods under the Plan. Base Salary shall be calculated before deduction of (A) any income or employment tax withholdings or (B) any and all contributions made by the Participant to any Code Section 401(k) salary deferral plan or Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate. Base Salary shall not include (i) any overtime payments, bonuses, commissions, profit-sharing distributions and other incentive-type payments received during the period of participation in the Plan and (ii) any contributions made on the Participant's behalf by the Corporation or any Corporate Affiliate to any employee benefit or welfare plan now or hereafter established (other than Code Section 401(k) or Code Section 125 contributions deducted from Base Salary).

          B.  Board shall mean the Corporation's Board of Directors.
              -----

          C.  Change in Control shall mean a change in ownership of the
              -----------------
Corporation pursuant to any of the following transactions:

              (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

              (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or

              (iii) the acquisition, directly or indirectly by an person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by or is under common control with the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders.

          D.  Code shall mean the Internal Revenue Code of 1986, as amended.
              ----

          E.  Common Stock shall mean the Corporation's common stock.
              ------------

          F.  Corporate Affiliate shall mean any parent or subsidiary
              -------------------
corporation of the Corporation (as determined in accordance with Code Section
424), whether now existing or subsequently established.

           G.  Corporation shall mean Prosofttraining.com, a Nevada corporation,
               -----------
and any corporate successor to all or substantially all of the assets or voting stock of Prosofttraining.com which shall by appropriate action adopt the Plan.


           H.  Effective Time shall mean January 1, 2001. Any Corporate
               --------------
Affiliate which becomes a Participating Corporation after such Effective Time shall designate a subsequent Effective Time with respect to its employee-Participants.

           I.  Eligible Employee shall mean any person who is employed by a
               -----------------
Participating Corporation on a basis under which he or she is regularly expected to render more than twenty (20) hours of service per week for more than five (5) months per calendar year for earnings considered wages under Code Section 3401(a).

           J.  Fair Market Value per share of Common Stock on any relevant date
               -----------------
shall be determined in accordance with the following provisions:

               (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

               (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

               (iii) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

           K.  1933 Act shall mean the Securities Act of 1933, as amended.
               --------

           L.  Participant shall mean any Eligible Employee of a Participating
               -----------
Corporation who is actively participating in the Plan.

           M.  Participating Corporation shall mean the Corporation and such
               -------------------------
Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan are listed in attached Schedule A.

           N.  Plan shall mean the Corporation's Employee Stock Purchase Plan,
               ----
as set forth in this document.

           O.  Plan Administrator shall mean the committee of two (2) or more
               ------------------
Board members appointed by the Board to administer the Plan.

           P.  Purchase Date shall mean the last business day of each Purchase
               -------------
Period. The initial Purchase Date shall be June 29, 2001.

           Q.  Purchase Period shall mean each successive approximate six (6)-
               ---------------
month period, beginning on the first business day in each of January and July and ending on the last business day in each of June and December of each year, at the end of which there shall be purchased shares of Common Stock on behalf of each Participant.

           R.  Stock Exchange shall mean either the American Stock Exchange or
               --------------
the New York Stock Exchange.

                                  Schedule A
                                  ----------

                         Corporations Participating in
                         Employee Stock Purchase Plan
                           As of the Effective Time
                           ------------------------



None

APPENDIX B

                               PROSOFTTRAINING.COM
                            2000 STOCK INCENTIVE PLAN

                                   ARTICLE ONE

                               GENERAL PROVISIONS

     1.1  PURPOSE OF THE PLAN

          This 2000 Stock Incentive Plan is intended to promote the interests of Prosofttraining.com, a Nevada corporation, by providing eligible persons in the Corporation's service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in such service.

          Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

     1.2  ADMINISTRATION OF THE PLAN

          A. The Primary Committee shall have sole and exclusive authority to administer the Plan with respect to Section 16 Insiders. Administration of the Plan with respect to all other persons eligible to participate may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer the Plan with respect to all such persons. However, any discretionary option grants for members of the Primary Committee shall be made by a disinterested majority of the Board.

          B. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

          C. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the provisions of the Plan and any outstanding options thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Plan or any grants thereunder.

          D. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants under the Plan.

     1.3  ELIGIBILITY

          A. The persons eligible to participate in the Plan are as follows:

             (i) Employees,

             (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

             (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

          B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine, with respect to the option grants under the Plan, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding.

          C. The Plan Administrator shall have the absolute discretion to grant options in accordance with the Plan.

     1.4  STOCK SUBJECT TO THE PLAN

          A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The number of shares of Common Stock initially reserved for issuance over the term of the Plan shall not exceed 4,731,695 shares. Such reserve shall consist of (i) the number of shares estimated to remain available for issuance, as of the Plan Effective Date, under the Predecessor Plans, including the shares subject to outstanding options under those Predecessor Plans, (ii) plus an additional increase of approximately 2,000,000 shares to be approved by the Corporation's stockholders in connection with the adoption of this Plan.

          B. No one person participating in the Plan may receive options for more than 200,000 shares of Common Stock in the aggregate per calendar year.

          C. Shares of Common Stock subject to outstanding options (including options incorporated into this Plan from the Predecessor Plans) shall be available for subsequent issuance under the Plan to the extent those options expire or terminate for any reason prior to exercise in full. Unvested shares issued under the Plan and subsequently canceled or repurchased by the Corporation at the original issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock issued to the holder of such option.

          D. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted stock options under the Plan per calendar year, (iii) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan, and (iv) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plans. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                  ARTICLE TWO

                           DISCRETIONARY OPTION GRANTS

     2.1  OPTION TERMS

          Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

          A.  EXERCISE PRICE.

              1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date. The Plan Administrator may not reset the exercise price of outstanding options and may not grant new options in exchange for the cancellation of outstanding options with a higher exercise price.

              2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section 3.1 of Article Three and the documents evidencing the option, be payable in one or more of the forms specified below:

             (i) cash or check made payable to the Corporation,

             (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

             (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

          Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

          B. EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

          C.   EFFECT OF TERMINATION OF SERVICE.

               1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

                  (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                  (ii) Any option held by the Optionee at the time of death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance or by the Optionee's designated beneficiary or beneficiaries of that option.

                  (iii) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                  (iv) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

               2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

             (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

             (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

          D. STOCKHOLDER RIGHTS. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

          E. REPURCHASE RIGHTS. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

          F. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or the laws of inheritance following the Optionee's death. However, a Non-Statutory Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

     2.2  INCENTIVE OPTIONS

          The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section 2.2, all the provisions of Articles One, Two and Three shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section 2.2.

          A. ELIGIBILITY.  Incentive Options may only be granted to Employees.

          B. DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

          C. 10% STOCKHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five
(5) years measured from the option grant date.

     2.3  CORPORATE TRANSACTION

          A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. However, an outstanding option shall NOT become exercisable on such an accelerated basis if and to the extent: (i) such option is, in connection with the Corporate Transaction, to be assumed by the successor corporation (or parent thereof) or (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Corporate Transaction on any shares for which the option is not otherwise at that time exercisable and provides for subsequent payout in accordance with the same exercise/vesting schedule applicable to those option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

          B. All outstanding repurchase rights shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or
(ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

          C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

          D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options under the Plan per calendar year.

          E. The Plan Administrator shall have the discretionary authority to structure one or more outstanding options under the Plan so that those options shall, immediately prior to the effective date of such Corporate Transaction, become fully exercisable for the total number of shares of Common Stock at the time subject to those options and may be exercised for any or all of those shares as fully vested shares of Common Stock, whether or not those options are to be assumed in the Corporate Transaction. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Plan so that those rights shall not be assignable in connection with such Corporate Transaction and shall accordingly terminate upon the consummation of such Corporate Transaction, and the shares subject to those terminated rights shall thereupon vest in full.

          F. The portion of any Incentive Option accelerated in connection with a Corporate Transaction shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Nonstatutory Option under the Federal tax laws.

          G. The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                                 ARTICLE THREE

                                 MISCELLANEOUS

     3.1  FINANCING

          The Plan Administrator may permit any Optionee to pay the option exercise price under the Plan by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee exceed the sum of (i) the aggregate option exercise price (less the par value of those shares) plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee in connection with the option exercise.

     3.2  TAX WITHHOLDING

          A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

          B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes to which such holders may become subject in connection with the exercise of their options. Such right may be provided to any such holder in either or both of the following formats:

          Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

          Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

     3.3  EFFECTIVE DATE AND TERM OF THE PLAN

          A. The Plan shall become effective immediately upon stockholder approval of the Plan. Options may be granted under the Plan at any time on or after such stockholder approval.

          B. The Plan shall serve as the successor to each of the Predecessor Plans, and no further option grants shall be made under the Predecessor Plans after stockholder approval of the Plan. All options outstanding under the Predecessor Plans upon stockholder approval of the Plan shall be incorporated into the Plan at that time and shall be treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

          C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Corporate Transactions, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plans which do not otherwise contain such provisions.

          D. The Plan shall terminate upon the earliest to occur of (i) November 28, 2010, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Should the Plan terminate on November 28, 2010, then all option grants and unvested stock issuances outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

     3.4  AMENDMENT OF THE PLAN

          A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall (i) adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee consents to such amendment or modification or (ii) unless approved by the stockholders, permit the Plan Administrator to reset the exercise price of outstanding options or grant new options in exchange for the cancellation of outstanding options with a higher exercise price. In addition, certain other amendments may require stockholder approval pursuant to applicable laws or regulations.

          B. Options to purchase shares of Common Stock may be granted under the Plan that are in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees the exercise price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

     3.5  USE OF PROCEEDS

          Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

     3.6  REGULATORY APPROVALS

          A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock upon the exercise of any granted option shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

          B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

     3.7  NO EMPLOYMENT/SERVICE RIGHTS

          Nothing in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                    APPENDIX

     The following definitions shall be in effect under the Plan:

          A. BOARD shall mean the Corporation's Board of Directors.

          B. CODE shall mean the Internal Revenue Code of 1986, as amended.

          C. COMMON STOCK shall mean the Corporation's common stock.

          D. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

             (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

             (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

          E. CORPORATION shall mean Prosofttraining.com, a Nevada corporation, and any corporate successor to all or substantially all of the assets or voting stock of Prosofttraining.com which shall by appropriate action adopt the Plan.

          F. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

          G. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

          H. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

             (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

             (ii) If the Common Stock is at the time listed on any stock exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

             (iii) If the Common Stock is at the time neither listed on any stock exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

          I. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

          J. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

          K. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

          L. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

          M. OPTIONEE shall mean any person to whom an option is granted under the Plan.

          N. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          O. PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

          P. PLAN shall mean the Corporation's 2000 Stock Incentive Plan, as set forth in this document.

          Q. PLAN ADMINISTRATOR shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Plan with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions with respect to the persons under its jurisdiction.

          R. PLAN EFFECTIVE DATE shall mean November 28, 2000.

          S. PREDECESSOR PLANS shall mean the Corporation's (i) 1996 Stock Option Plan and (ii) the 2000 Stock Option Plan, as each of those plans is in effect immediately prior to the Plan Effective Date hereunder.

          T. PRIMARY COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Plan with respect to Section 16 Insiders.

          U. SECONDARY COMMITTEE shall mean a committee of one or more Board members appointed by the Board to administer the Plan with respect to eligible persons other than Section 16 Insiders.

          V. SECTION 16 INSIDER shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

          W. SERVICE shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

          X. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          Y. 10% STOCKHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

          Z. WITHHOLDING TAXES shall mean the Federal, state and local income and employment withholding taxes to which the holder of Non-Statutory Options may become subject in connection with the exercise of those options.

                              ProsoftTraining.com
                         3001 Bee Caves Rd., Suite 300
                              Austin, Texas 78746

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby nominates, constitutes and appoints each of Jerrell M. Baird and Jeffrey G. Korn, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of ProsoftTraining.com which the undersigned is entitled to represent and vote at the Annual Meeting of Stockholders of the Company to be held at the Company's headquarters at 3001 Bee Caves Road, Suite 300, Austin, Texas on November 28, 2000, at 2:00 p.m., and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as follows:

THE DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1, 2, 3, 4 AND 5.

1. Election of Directors:

   [ ] FOR ALL nominees listed below            [ ] WITHHOLD AUTHORITY to vote for nominees listed below

            Jerrell M. Baird
            J. William Fuller

INSTRUCTION: To withhold authority to vote for an individual nominee, write that nominee's name in the space provided below.

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2. Approval of the Company's Employee Stock Purchase Plan described in the accompanying proxy statement.

                     [ ] FOR    [ ] AGAINST   [ ] ABSTAIN

3. Approval of the Company's 2000 Stock Incentive Plan described in the accompanying proxy statement.

                     [ ] FOR    [ ] AGAINST   [ ] ABSTAIN

4. Approval of an amendment to the Company's Amended and Restated Articles of Incorporation to increase the total authorized shares of Common Stock of the Company from 50,000,000 to 75,000,000.

                     [ ] FOR    [ ] AGAINST   [ ] ABSTAIN

5. Ratification of the appointment of Grant Thornton LLP as independent auditors.

                     [ ] FOR    [ ] AGAINST   [ ] ABSTAIN

6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

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THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, PROPOSAL 2, PROPOSAL 3, PROPOSAL 4 AND PROPOSAL 5.

               IMPORTANT - PLEASE SIGN, DATE AND RETURN PROMPTLY


                                           DATED: __________________________2000


                                           _____________________________________
                                           (Signature)


                        Please sign exactly as name appears hereon.
                        Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should state their full titles as such.

PLEASE SIGN THIS CARD AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE. IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.
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